SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported):     May 15, 2002

BAY VIEW SECURITIZATION CORPORATION

(Exact name of registrant as specified in charter)

Delaware	333-16233	93-1225376

State or other jurisdiction of incorporation or organization	(Commission File No.)	(I.R.S. Employer Identification No.)

c/o Bay View Bank 1840 Gateway Drive San Mateo, California	94404

Address of principal executive offices	Zip Code

Registrant’s telephone number, including area code:      (650) 294-6650

(Former name, former address, and former fiscal year, if changed since last report)

Item 7. Financial Statements, Pro forma Financial Information and Exhibits
Signatures

Item 7. Financial Statements, Pro forma Financial Information and Exhibits

Exhibit 99.1	Monthly Servicer’s Reports dated April 30, 2002

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of Bay View Securitization Corporation by the undersigned thereunto duly authorized.

	BY:		BAY VIEW 1999 LG-1 AUTO TRUST BAY VIEW 2000 LJ -1 AUTO TRUST BAY VIEW SECURITIZATION CORPORATION ORIGINATOR OF TRUST

Dated: May 15, 2002		By:	/s/ Brian Smith

Brian Smith First Vice President, Controller

Bay View Securitization Corporation
Bay View 1999 LG-1 Auto Trust
For Remittance Date: April 30, 2002

A. PRINCIPAL BALANCE RECONCILIATION

	A-1	A-2	A-3	A-4	TOTAL	# LOANS

(A) ORIGINAL PRINCIPAL BALANCE	42,750,000.00	97,000,000.00	55,000,000.00	52,023,107.00	246,773,107.00	17,753
(B) BEGINNING PERIOD PRINCIPAL BALANCE	0.00	0.00	12,094,282.75	52,023,107.00	64,117,389.75	7,507
(C) COLLECTIONS (REGULAR PAYMENTS)	0.00	0.00	2,164,869.87	0.00	2,164,869.87	N/A
(D) WITHDRAWAL FROM PAYAHEAD	0.00	0.00	8,488.45	0.00	8,488.45	N/A
(E) COLLECTIONS (PRINCIPAL PAYOFFS)	0.00	0.00	1,819,286.65	0.00	1,819,286.65	360
(F) NET LIQUIDATION PROCEEDS	0.00	0.00	80,606.68	0.00	80,606.68	N/A
(G) CHARGE OFF AMOUNT	0.00	0.00	139,162.80	0.00	139,162.80	22
(H) PRINCIPAL REDUCTIONS (PARTIAL CHARGE OFFS)	0.00	0.00	7,165.33	0.00	7,165.33	N/A
(I) REPURCHASES	0.00	0.00	0.00	0.00	0.00	0

(J) ENDING BALANCE	0.00	0.00	7,874,702.97	52,023,107.00	59,897,809.97	7,125

NOTIONAL PRINCIPAL BALANCE:
(K) BEGINNING					13,615,374.10
(L) ENDING					11,281,809.56
(M) CERTIFICATE FACTOR	0.000000%	0.000000%	14.317642%	100.000000%	24.272422%

B. CASH FLOW RECONCILIATION

TOTALS

(A) TOTAL CASH WIRED	4,748,983.52
(B) INTEREST WIRED	5,912.30
(C) WITHDRAWAL FROM PAYAHEAD ACCOUNT	8,488.45
(D) ADVANCES	0.00
(E) REPURCHASES	0.00
(F) GROSS CHARGE OFF RECOVERIES	49,762.16
(G) SPREAD ACCOUNT WITHDRAWAL	0.00
(H) “A” SURETY BOND DRAW FOR “I” INTEREST	0.00
(I) “A” SURETY BOND DRAW FOR “A-1” PRINCIPAL OR INTEREST	0.00
(J) “A” SURETY BOND DRAW FOR “A-2” PRINCIPAL OR INTEREST	0.00
(K) “A” SURETY BOND DRAW FOR “A-3” PRINCIPAL OR INTEREST	0.00
(L) “A” SURETY BOND DRAW FOR “A-4” PRINCIPAL OR INTEREST	0.00
TOTAL COLLECTIONS	4,813,146.43

C. TRUSTEE DISTRIBUTION

		TOTAL

(A) TOTAL CASH FLOW		4,813,146.43
(B) UNRECOVERED INTEREST ADVANCES		1,369.02
(C) SERVICING FEE (DUE AND UNPAID)		40,073.37
(D) INTEREST TO “A-1” CERTIFICATE HOLDERS, INCLUDING OVERDUE		0.00
(E) INTEREST TO “A-2” CERTIFICATE HOLDERS, INCLUDING OVERDUE		0.00
(F) INTEREST TO “A-3” CERTIFICATE HOLDERS, INCLUDING OVERDUE		69,642.91
(G) INTEREST TO “A-4” CERTIFICATE HOLDERS, INCLUDING OVERDUE		306,502.81
(H) INTEREST TO “I” CERTIFICATE HOLDERS, INCLUDING OVERDUE		17,019.22
(I) PRINCIPAL TO “A-1” CERTIFICATE HOLDERS, INCLUDING OVERDUE		0.00
(J) PRINCIPAL TO “A-2” CERTIFICATE HOLDERS, INCLUDING OVERDUE		0.00
(K) PRINCIPAL TO “A-3” CERTIFICATE HOLDERS, INCLUDING OVERDUE		4,219,579.78
(L) PRINCIPAL TO “A-4” CERTIFICATE HOLDERS, INCLUDING OVERDUE		0.00
(M) REINSURANCE FEE		0.00
(N) SURETY BOND FEE		10,686.23
(O) FIRST LOSS PROTECTION FEE	0.00

Bay View Securitization Corporation
Bay View 1999 LG-1 Auto Trust
For Remittance Date: April 30, 2002

		TOTAL

(P) SURETY BOND PREMIUM	10,686.23
(Q) INTEREST ADVANCE RECOVERY PAYMENTS		1,998.15
(R)UNREIMBURSED DRAWS ON CLASS “A” SURETY BOND FOR CLASS “A-1” INT OR PRIN		0.00
(S) UNREIMBURSED DRAWS ON CLASS “A” SURETY BOND FOR CLASS “A-2” INT OR PRIN		0.00
(T) UNREIMBURSED DRAWS ON CLASS “A” SURETY BOND FOR CLASS “A-3” INT OR PRIN		0.00
(U) UNREIMBURSED DRAWS ON CLASS “A” SURETY BOND FOR CLASS “A-4” INT OR PRIN		0.00
(V) UNREIMBURSED DRAWS ON CLASS “A” SURETY BOND FOR CLASS “I” INTEREST		0.00
(W) DEPOSIT TO PAYAHEAD		0.00
(X) BANK ACCOUNT INTEREST		5,912.30
(Y) EXCESS YIELD		140,362.64

BALANCE		0.00

D. SPREAD ACCOUNT AND SURETY RECONCILIATION

	SPREAD	SURETY
	ACCOUNT	BOND

(A) BEGINNING BALANCE	3,788,966.28	60,848,603.62
(B) ADDITIONS TO SPREAD AMOUNT	140,362.64	N/A
(C) INTEREST EARNED	5,422.71	N/A
(D) DRAWS	0.00	0.00
(E) REIMBURSEMENT FOR PRIOR DRAWS	N/A	0.00
(F) DISTRIBUTION OF FUNDS TO SERVICER	N/A	0.00
(G) PRIOR MONTH DISTRIBUTION OF FUNDS TO “IC” CERTIFICATEHOLDER	0.00	N/A

(H) ENDING BALANCE	3,934,751.63	56,542,082.00

(I) REQUIRED BALANCE	4,808,804.23	56,542,082.00

(J) CURRENT MONTH DISTRIBUTION OF FUNDS TO “IC” CERTIFICATEHOLDER	0.00

E. CURRENT RECEIVABLES DELINQUENCY

# PAYMENT DELINQUENCY	NUMBER	BALANCE

(A) 30-59	43	276,029.77
(B) 60-89	16	126,403.56
(C) 90+	8	59,935.71

(D) TOTAL	67	462,369.04

F. EXCESS YIELD

	EXCESS YIELD	POOL	EXCESS YIELD
MONTH	BALANCE	BALANCE	(Annualized %)

(A) CURRENT	140,362.64	59,897,809.97	2.8120%
(B) 1ST PREVIOUS	50,048.93	64,117,389.75	0.9367%
(C) 2ND PREVIOUS	16,425.52	68,559,204.41	0.2875%
(D) 3RD PREVIOUS	110,145.16	73,131,405.18	1.8074%

(E) FOUR MONTH ROLLING EXCESS YIELD	79,245.56	66,426,452.33	1.4316%

Bay View Securitization Corporation
Bay View 1999 LG-1 Auto Trust
For Remittance Date: April 30, 2002

G. DELINQUENCY RATE (30+)

	DELINQUENT
	MONTH	POOL	DELINQUENCY
MONTH	BALANCE	BALANCE	%

(A) CURRENT	462,369.04	59,897,809.97	0.7719%
(B) 1ST PREVIOUS	880,022.93	64,117,389.75	1.3725%
(C) 2ND PREVIOUS	679,824.98	68,559,204.41	0.9916%
(D) 3RD PREVIOUS	1,198,274.21	73,131,405.18	1.6385%

(E) FOUR MONTH ROLLING AVERAGE	805,122.79	66,426,452.33	1.2121%

H. NET LOSS RATE

			AVERAGE
	CHARGE-OFF	LIQUIDATION	POOL	DEFAULTED
MONTH	BALANCE	PROCEEDS	BALANCE	(ANNUALIZED)

(A) CURRENT	219,769.48	130,368.84	62,007,599.86	1.7301%
(B) 1ST PREVIOUS	232,499.65	100,284.77	66,338,297.08	2.3916%
(C) 2ND PREVIOUS	452,246.30	226,699.58	70,845,304.80	3.8204%

(D) THREE MONTH ROLLING AVERAGE	301,505.14	152,451.06	66,397,067.25	2.6939%

I. CHARGE-OFF / RECOVERIES

	NUMBER	BALANCE

(A) COLLECTION PERIOD CHARGE-OFF RECEIVABLES	22	146,328.13
(B) GROSS CHARGE OFFS CUMULATIVE RECEIVABLES	897	7,968,597.28
(C) COLLECTION PERIOD RECOVERIES ON CHARGE-OFFS	N/A	49,762.16
(D) RECOVERIES ON CHARGE-OFFS TO DATE	N/A	1,117,486.90

J. REPOSSESSIONS

(A) COLLECTION PERIOD REPOSSESSIONS	10	71,630.35
(B) AGGREGATE REPOSSESSIONS	767	9,730,093.69
(C) UNLIQUIDATED REPOSSESSIONS	14	93,945.95

K. FORCED PLACE INSURANCE

(A) FORCED PLAN INSURANCE CHARGE-OFFS	0	0.00
(B) FORCED PLACED INS CANCELED/WAIVED/REMOVED/REVERSED	0	0.00

L. PAYAHEAD RECONCILIATION

(A) BEGINNING BALANCE	118,282.62
(B) DEPOSIT	0.00
(C) WITHDRAWAL	8,488.45

(D) ENDING BALANCE	109,794.17

Approved by:	/s/ Brian Smith

Brian Smith First Vice President, Controller Bay View Acceptance Corp

Bay View Securitization Corporation
Bay View 2000 LJ-1 Auto Trust
For Remittance Date: April 30, 2002

A. PRINCIPAL BALANCE RECONCILIATION

	A-1	A-2	A-3	A-4	TOTAL	# LOANS

(A) ORIGINAL PRINCIPAL BALANCE	64,000,000.00	132,000,000.00	80,000,000.00	80,559,839.00	356,559,839.00	20,329
(B) BEGINNING PERIOD PRINCIPAL BALANCE	0.00	0.00	34,541,999.84	80,559,839.00	115,101,838.84	10,722
(C) COLLECTIONS (REGULAR PAYMENTS)	0.00	0.00	3,537,973.54	0.00	3,537,973.54	N/A
(D) WITHDRAWAL FROM PAYAHEAD	0.00	0.00	460.72	0.00	460.72	N/A
(E) COLLECTIONS (PRINCIPAL PAYOFFS)	0.00	0.00	3,498,117.48	0.00	3,498,117.48	419
(F) NET LIQUIDATION PROCEEDS	0.00	0.00	59,526.62	0.00	59,526.62	N/A
(G) CHARGE OFF AMOUNT	0.00	0.00	98,604.11	0.00	98,604.11	15
(H) PARTIAL CHARGE-OFFS	0.00	0.00	2,347.62	0.00	2,347.62	N/A
(I) REPURCHASES	0.00	0.00	0.00	0.00	0.00	0

(J) ENDING BALANCE	0.00	0.00	27,344,969.75	80,559,839.00	107,904,808.75	10,288

(K) CERTIFICATE FACTOR	0.000000%	0.000000%	34.181212%	100.000000%	30.262749%

B. CASH FLOW RECONCILIATION

TOTALS

(A) CASH WIRED	8,028,572.46
(B) INTEREST WIRED	14,037.02
(C) WITHDRAWAL FROM PAYAHEAD ACCOUNT	460.72
(D) ADVANCES	1,368.63
(E) REPURCHASES	0.00
(F) GROSS CHARGE OFF RECOVERIES	57,019.98
(G) SPREAD ACCOUNT WITHDRAWAL	0.00
(H) “A” SURETY BOND DRAW FOR “A-1” PRINCIPAL OR INTEREST	0.00
(I) “A” SURETY BOND DRAW FOR “A-2” PRINCIPAL OR INTEREST	0.00
(J) “A” SURETY BOND DRAW FOR “A-3” PRINCIPAL OR INTEREST	0.00
(K) “A” SURETY BOND DRAW FOR “A-4” PRINCIPAL OR INTEREST	0.00

TOTAL COLLECTIONS	8,101,458.81

C. TRUSTEE DISTRIBUTION

TOTAL

(A) TOTAL CASH FLOW	8,101,458.81
(B) UNRECOVERED INTEREST ADVANCES	275.07
(C) SERVICING FEE (DUE AND UNPAID)	71,938.65
(D) INTEREST TO “A-1” CERTIFICATE HOLDERS, INCLUDING OVERDUE	0.00
(E) INTEREST TO “A-2” CERTIFICATE HOLDERS, INCLUDING OVERDUE	0.00
(F) INTEREST TO “A-3” CERTIFICATE HOLDERS, INCLUDING OVERDUE	219,917.40
(G) INTEREST TO “A-4” CERTIFICATE HOLDERS, INCLUDING OVERDUE	512,897.64
(H) PRINCIPAL TO “A-1” CERTIFICATE HOLDERS, INCLUDING OVERDUE	0.00
(I) PRINCIPAL TO “A-2” CERTIFICATE HOLDERS, INCLUDING OVERDUE	0.00
(J) PRINCIPAL TO “A-3” CERTIFICATE HOLDERS, INCLUDING OVERDUE	7,197,030.09
(K) PRINCIPAL TO “A-4” CERTIFICATE HOLDERS, INCLUDING OVERDUE	0.00
(L) SURETY BOND FEE	19,183.64
(M) INTEREST ADVANCE RECOVERY PAYMENTS	0.00
(N) UNREIMBURSED DRAWS ON CLASS “A” SURETY BOND FOR CLASS “A-1” INT OR PRIN	0.00
(O) UNREIMBURSED DRAWS ON CLASS “A” SURETY BOND FOR CLASS “A-2” INT OR PRIN	0.00
(P) UNREIMBURSED DRAWS ON CLASS “A” SURETY BOND FOR CLASS “A-3” INT OR PRIN	0.00

Bay View Securitization Corporation
Bay View 2000 LJ-1 Auto Trust
For Remittance Date: April 30, 2002

TOTAL

(Q) UNREIMBURSED DRAWS ON CLASS “A” SURETY BOND FOR CLASS “A-4” INT OR PRIN	0.00
(R) DEPOSIT TO PAYAHEAD	0.00
(S) BANK ACCOUNT INTEREST	14,037.02
(T) EXCESS YIELD	66,179.30

BALANCE	0.00

D. SPREAD ACCOUNT AND SURETY RECONCILIATION

	SPREAD	SURETY
	ACCOUNT	BOND

(A) BEGINNING BALANCE	4,293,165.41	4,184,147.00
(B) ADDITIONS TO SPREAD AMOUNT	66,179.30	N/A
(C) INTEREST EARNED	6,180.79	N/A
(D) DRAWS	0.00	0.00
(E) REIMBURSEMENT FOR PRIOR DRAWS	N/A	0.00
(F) DISTRIBUTION OF FUNDS TO SERVICER	N/A	0.00
(G) PRIOR MONTH DISTRIBUTION OF FUNDS TO “IC” CERTIFICATEHOLDER	0.00	N/A
(H) ENDING BALANCE	4,365,525.50	4,184,147.00

(I) REQUIRED BALANCE	4,456,997.99	4,184,147.00

(J) CURRENT MONTH DISTRIBUTION OF FUNDS TO “IC” CERTIFICATEHOLDER	0.00

E. CURRENT RECEIVABLES DELINQUENCY

# PAYMENT DELINQUENCY	NUMBER	BALANCE

(A) 30-59	36	413,245.58
(B) 60-89	14	205,495.39
(C) 90+	4	48,874.08

(D) TOTAL	54	667,615.05

F. EXCESS YIELD

	EXCESS YIELD	POOL	EXCESS YIELD
MONTH	BALANCE	BALANCE	(Annualized %)

(A) CURRENT	66,179.30	107,904,808.75	0.7360%
(B) 1ST PREVIOUS	37,956.45	115,101,838.84	0.3957%
(C) 2ND PREVIOUS	979.14	122,088,423.83	0.0096%
(D) 3RD PREVIOUS	194.54	129,309,426.65	0.0018%

(E) FOUR MONTH ROLLING EXCESS YIELD	26,327.36	118,601,124.52	0.2664%

G. DELINQUENCY RATE (30+)

	DELINQUENT
	MONTH	POOL	DELINQUENCY
MONTH	BALANCE	BALANCE	%

(A) CURRENT	667,615.05	107,904,808.75	0.6187%
(B) 1ST PREVIOUS	604,161.80	115,101,838.84	0.5249%
(C) 2ND PREVIOUS	443,764.37	122,088,423.83	0.3635%
(D) 3RD PREVIOUS	887,654.75	129,309,426.65	0.6865%

(E) FOUR MONTH ROLLING AVERAGE	650,798.99	118,601,124.52	0.5487%

Bay View Securitization Corporation
Bay View 2000 LJ-1 Auto Trust
For Remittance Date: April 30, 2002

H. NET LOSS RATE

			AVERAGE
	CHARGE-OFF	LIQUIDATION	POOL	DEFAULTED
MONTH	BALANCE	PROCEEDS	BALANCE	(ANNUALIZED)

(A) CURRENT	158,130.73	116,546.60	111,503,323.80	0.4475%
(B) 1ST PREVIOUS	152,444.03	116,371.82	118,595,131.34	0.3650%
(C) 2ND PREVIOUS	452,382.48	289,015.45	125,698,925.24	1.5596%

(D) THREE MONTH ROLLING AVERAGE	254,319.08	173,977.96	118,599,126.79	0.8129%

I. CHARGE-OFF / RECOVERIES

	NUMBER	BALANCE

(A) COLLECTION PERIOD CHARGE-OFF RECEIVABLES	15	100,951.73
(B) GROSS CHARGE OFFS CUMULATIVE RECEIVABLES	539	5,715,581.17
(C) COLLECTION PERIOD RECOVERIES ON CHARGE-OFFS	N/A	57,019.98
(D) RECOVERIES ON CHARGE-OFFS TO DATE	N/A	1,138,807.30

J. REPOSSESSIONS

(A) COLLECTION PERIOD REPOSSESSIONS	13	198,356.04
(B) AGGREGATE REPOSSESSIONS	475	7,497,720.31
(C) UNLIQUIDATED REPOSSESSIONS	18	268,447.98

K. FORCED PLACE INSURANCE

(A) FORCED PLAN INSURANCE CHARGE-OFFS	0	0.00
(B) FORCED PLACED INS CANCELED/WAIVED/REMOVED/REVERSED	0	0.00

L. PAYAHEAD RECONCILIATION

(A) BEGINNING BALANCE	91,075.34
(B) DEPOSIT	0.00
(C) WITHDRAWAL	460.72
(D) ENDING BALANCE	90,614.62

Approved by:	/s/ Brian Smith

Brian Smith First Vice President, Controller Bay View Acceptance Corp